UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2011

CITADEL EXPLORATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-164850	27-1550482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 West Broadway, Suite A-323, San Diego, CA	92101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 871-1484

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway, Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2011, the Registrant entered into an Addendum No. 1 (“Addendum”) to the Membership Purchase Agreement and Plan of Reorganization dated February 28, 2011 (“Original Agreement”) with Citadel Exploration, LLC. (“CITADEL”), a California limited liability company.  Pursuant to the Addendum the effective date was extended from April 1, 2011 to May 9, 2011 to complete the conditions set forth in the Merger Agreement.

A copy of the Addendum is filed as Exhibit 2.2 to this Current Report and is incorporated in its entirety herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.2	Addendum No. 1 to Membership Purchase Agreement and Plan of Reorganization dated April 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL EXPLORATION, INC.

By: /S/ Molly Country
Molly Country, Chief Executive Officer

Date: May 2, 2011